UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 19, 2014, Ryerson Holding Corporation (the “Company”) announced that Michael C. Arnold, President and Chief Executive Officer of the Company, would be retiring from his positions with the Company and its subsidiaries in 2015. An exact date for Mr. Arnold’s retirement has not yet been determined.

Item 8.01.	Other Events.

On December 19, 2014, the Company issued a press release in connection with the announcement of the retirement of Michael C. Arnold described under Item 5.02 above. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Press Release, dated December 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2014

RYERSON HOLDING CORPORATION

By:	/s/ Edward J. Lehner
Name:	Edward J. Lehner
Title:	Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit #	Description

99.1	Press Release, dated December 19, 2014